                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                      Distribution Date: 6/17/02

Section 5.2 - Supplement                                         Class A          Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00             0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                           2,336,250.00       136,149.60         68,474.82         2,540,874.42
       Deficiency Amounts                                             0.00             0.00                                   0.00
       Additional Interest                                            0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                  70,071,599.67     3,981,312.58      5,573,905.56        79,626,817.81

(iv)   Collections of Finance Charge Receivables              5,679,342.63       322,687.63        451,768.19         6,453,798.45

(v)    Aggregate Amount of Principal Receivables                                                                 30,236,184,266.20

                                 Investor Interest          450,000,000.00    25,568,000.00     35,795,636.36       511,363,636.36
                                 Adjusted Interest          450,000,000.00    25,568,000.00     35,795,636.36       511,363,636.36

                                               Series
       Floating Investor Percentage                 1.69%           88.00%            5.00%             7.00%              100.00%
       Fixed Investor Percentage                    1.69%           88.00%            5.00%             7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     96.54%
                30 to 59 days                                                                                                1.07%
                60 to 89 days                                                                                                0.79%
                90 or more days                                                                                              1.60%
                                                                                                                 ------------------
                                 Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                                1,907,436.11       108,376.28        151,728.64         2,167,541.03

(viii) Investor Charge-Offs                                           0.00             0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00             0.00              0.00

(x)    Net Servicing Fee                                        375,000.00        21,306.67         29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.07%

(xii)  Reallocated Monthly Principal                                                   0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         450,000,000.00    25,568,000.00     35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                              1.84000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                        5,307,635.49       301,380.96        421,938.49         6,030,954.94

(xxii) Certificate Rate                                           6.23000%         6.39000%          2.36500%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
                --------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                      Distribution Date: 6/17/02

Section 5.2 - Supplement                                         Class A          Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                            2,740,833.33       160,416.67       103,869.79          3,005,119.79
       Deficiency Amounts                                              0.00             0.00                                   0.00
       Additional Interest                                             0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                   85,643,066.26     4,866,083.31     6,812,516.63         97,321,666.21

(iv)   Collections of Finance Charge Receivables               6,941,418.77       394,398.79       552,158.31          7,887,975.88

(v)    Aggregate Amount of Principal Receivables                                                                  30,236,184,266.20

                                  Investor Interest          550,000,000.00    31,250,000.00    43,750,000.00        625,000,000.00
                                  Adjusted Interest          550,000,000.00    31,250,000.00    43,750,000.00        625,000,000.00

                                            Series
       Floating Investor Percentage              2.07%               88.00%            5.00%            7.00%               100.00%
       Fixed Investor Percentage                 2.07%               88.00%            5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      96.54%
                30 to 59 days                                                                                                 1.07%
                60 to 89 days                                                                                                 0.79%
                90 or more days                                                                                               1.60%
                                                                                                                  ------------------
                                  Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                                 2,331,310.80       132,460.84       185,445.18          2,649,216.82

(viii) Investor Charge-Offs                                            0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)    Net Servicing Fee                                         458,333.33        26,041.67        36,458.33            520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.06%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          550,000,000.00    31,250,000.00    43,750,000.00        625,000,000.00

(xiv)  LIBOR                                                                                                               1.84000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         6,483,085.44       368,357.13       515,699.98          7,367,142.55

(xxii) Certificate Rate                                            5.98000%         6.16000%         2.59000%

------------------------------------------------------------------------------------------------------------------------------------



       By:
                ------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 6/17/02

Section 5.2 - Supplement                                         Class A          Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00              0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                            2,434,132.89        141,813.47        77,807.24          2,653,753.60
       Deficiency Amounts                                              0.00              0.00                                   0.00
       Additional Interest                                             0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                   64,151,795.21      3,644,968.90     5,103,149.68         72,899,913.79

(iv)   Collections of Finance Charge Receivables               5,199,539.15        295,426.78       413,613.16          5,908,579.09

(v)    Aggregate Amount of Principal Receivables                                                                   30,236,184,266.20

                                  Investor Interest          411,983,000.00     23,408,000.00    32,772,440.86        468,163,440.86
                                  Adjusted Interest          411,983,000.00     23,408,000.00    32,772,440.86        468,163,440.86

                                                  Series
       Floating Investor Percentage                  1.55%           88.00%             5.00%            7.00%               100.00%
       Fixed Investor Percentage                     1.55%           88.00%             5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.54%
                30 to 59 days                                                                                                  1.07%
                60 to 89 days                                                                                                  0.79%
                90 or more days                                                                                                1.60%
                                                                                                                 -------------------
                                  Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                                 1,746,291.67         99,220.59       138,914.08          1,984,426.34

(viii) Investor Charge-Offs                                            0.00              0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00             0.00

(x)    Net Servicing Fee                                         343,319.17         19,506.67        27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.06%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          411,983,000.00     23,408,000.00    32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                                1.84000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                         4,856,219.98        275,920.12       386,302.79          5,518,442.89

(xxii) Certificate Rate                                            7.09000%          7.27000%         2.59000%

------------------------------------------------------------------------------------------------------------------------------------



       By:
                ----------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President